Fees Summary	Aug. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 39,151,633.36
Previously Paid Amount	0.00
Total Fee Amount	5,994.12
Total Offset Amount	0.00
Net Fee	$ 5,994.12